SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
October 29, 2001

STRUCTURED ASSET MORTGAGE INVESTMENTS INC
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-56240 (Commission File Number)	13-36633241 (IRS Employer Identification No.)

245 Park Avenue, New York, New York                10167
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

                                N/A
(Former name or former address, if changed since last report.)

Item 5. Other Events.

          This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Stroock & Stroock & Lavan LLP, counsel to the Registrant, in connection with the proposed offering of Securities pursuant to its Registration Statement on Form S-3, Registration No. 333-56240.

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

(a) (b) (c)	Not applicable. Not applicable. Exhibits:

5.1 8.1 23.1	Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Securities

Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1)

          SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Registrant)

Date: October 29, 2001	By: /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice-President

EXHIBIT INDEX

Exhibit No. 5.1 8.1 23.1	Description of Exhibit

Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Securities
Opinion of Stroock & Stroock & Lavan LLP regarding tax matters
Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1)